Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,375,189,000
Previously Paid Amount	0
Total Fee Amount	350,577.9
Total Offset Amount	0
Net Fee	$ 350,577.9